UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-04632

The European Equity Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	6/30/2014

ITEM 1.	REPORT TO STOCKHOLDERS

SUMMARY OF GENERAL INFORMATION

THE FUND

The European Equity Fund, Inc. (the "Fund") is a diversified, actively-managed closed-end fund listed on the New York Stock Exchange under the symbol "EEA." The Fund seeks long-term capital appreciation primarily through investment in European equities. It is advised and administered by wholly owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published weekly in the New York Stock Exchange Composite Transactions section of certain newspapers. Net asset value and market price information are published each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XEEAX). It is also available by calling: 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our web site: deutschefunds.com.

There are three closed-end funds investing in European equities advised and administered by wholly owned subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in countries that are members of the European Union (with normally at least 80% in securities of issuers in such countries).

•  The New Germany Fund, Inc.—investing primarily in equity or equity-linked securities of middle market German companies with up to 20% in other Western European companies (with no more than 15% in any single country).

•  The Central Europe, Russia and Turkey Fund, Inc.—investing primarily in equity or equity-linked securities of issuers domiciled in Central Europe, Russia and Turkey (with normally at least 80% in securities of issuers in such countries).

Please consult your broker for advice on any of the above or call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.) for shareholder reports.

The European Equity Fund, Inc. is diversified and primarily focuses its investments in equity securities of issuers domiciled in countries that are members of the European Union, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The European
Equity Fund, Inc.

Semi-Annual Report

June 30, 2014

The European
Equity Fund, Inc.
LETTER TO THE SHAREHOLDERS

Dear Shareholder,

For the six months ended June 30, 2014, the European Equity Fund's total return in U.S. dollars (USD) was 4.00% based on net asset value ("NAV") and 2.00% based on market price. During the same period, the total return of the Fund's benchmark, the MSCI EMU Index, was 4.93%.1

Another package of expansionary measures from the European Central Bank ("ECB"), the ongoing recovery of the U.S. economy and brisk merger and acquisition ("M&A") activity drove equity markets to new all-time highs during the second half of this semi-annual reporting period. The persisting crisis in the Ukraine, escalating violence in Iraq and weakening economic data in the Eurozone only temporarily put pressure on equity markets.2

The European Central Bank's expansionary policy in the second quarter was a key positive driver for equity markets during the period. Eurozone annual inflation fell to 0.5% and the ECB cut the refinancing and deposit rates to 0.15% from 0.25% and to -0.1% from 0.0%, respectively. The ECB also proposed a €400 billion scheme of targeted longer-term refinancing operations to stimulate lending, and ECB president Mario Draghi pointed out that the ECB was not necessarily finished and would act again if needed. As a result of those measures, Spanish and Italian 10-year bond yields declined to record lows of below 3% and Portugal exited its three-year bailout of €78 billion without a precautionary credit line.

The recovery of U.S. economic indicators also supported equity markets globally. Final gross domestic product (GDP) figures for the first quarter showed that U.S. GDP contracted by an annualized 2.9%, but second-quarter U.S. GDP of 4.0% subsequently pointed to a recovery.3

M&A transactions offered an additional tailwind for the equity markets during the period. The biggest deals announced included Holcim of Switzerland, which unveiled a deal to buy Lafarge to create the world's biggest cement maker. Novartis paid $14.5 billion for GlaxoSmithKline's oncology portfolio; in turn, it sold its vaccine business for $7.1 billion to GlaxoSmithKline and its animal health division for $5.4 billion to Eli Lilly and Company. General Electric offered $17 billion for Alstom AG's energy business. Bayer AG acquired Merck & Co. Inc.'s consumer care business for $14.2 billion and U.S. medical device maker Medtronic agreed to buy Dublin-based Covidien for $43 billion.

A number of events temporarily put pressure on the equity markets during the period. Geopolitical risk factors such as the Russia-Ukraine crisis remained a headwind, causing, among other things, European natural gas prices to move higher in June after Russia cut its gas supplies to Ukraine. The Ukraine crisis was a key reason — in addition to bad weather in the U.S., weakening economic data in the Eurozone and lackluster economic data from China — for the World Bank to cut its 2014 global GDP forecast to 2.8% from 3.2%.

In terms of performance, the Fund's investments in the United Kingdom and Switzerland, both non-Eurozone countries, provided the largest positive contribution to return in the period. The Fund's marginal investments in Greece also proved very beneficial. On a country basis, the biggest detractors from performance included the Fund's underweights in France and Italy, and its overweight in the Netherlands.

From a sector perspective, the biggest positive impact came from a significant overweight and good stock picks in the consumer discretionary sector, a slight underweight but good stock picks in the health care sector and the Fund's second-largest overweight in the information technology sector. The biggest detractors from performance in the period included an underweight and poor stock picks in the

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

LETTER TO THE SHAREHOLDERS (continued)

energy sector; a very slight overweight in the industrials sector, where the stocks owned underperformed the benchmark; and the telecommunication services sector, where our stock holdings also underperformed the benchmark.

The Fund's discount to NAV averaged 9.88% for the six months ended June 30, 2014, compared with 9.96% for the same period a year earlier.

On July 28, 2014, the Fund announced that the Board of Directors had approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015.

The Fund also announced that the Board of Directors had adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund's shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a 15-week measurement period that has been determined by the Board of Directors. A press release will be issued after the end of the Fund's measurement period detailing the measurement period dates and results.

Economic Outlook

We expect the cyclical recovery to continue in Europe, although with a varying pace throughout individual countries. For stronger growth, the extension of credit to industry must become more intensive. Meanwhile, the ECB is buying time to allow the economy to improve further. Altogether, we expect below-consensus Eurozone growth of 1.0% in 2014.

The potential for a renewed slowdown or a non-bank-induced financial crisis in China poses considerable risk to many export-oriented European stocks. In general, expectations for earnings acceleration into the second half of 2014 might be too optimistic given the low level of global growth.

Finally, after some progress in the Russia/Ukraine political crisis over the last few months, the situation recently escalated with the tragic downing of a civil airliner. The EU and the U.S. took a step towards level-three sanctions, marking a turning point in the dispute. The sanctions' time horizon and Russia's reaction will be decisive for a further escalation or a potential de-escalation. We will watch the situation closely for risks to the downside.

Both the macro picture and factor trends support the thesis that the current investment phase, a "slowdown," looks here to stay. We will therefore continue to focus on stocks with above-average quality, growth and momentum factors when screening for new ideas. Within growth, the focus has moved from cyclical to structural growth. Quality growth stocks now have considerable re-rating potential vs. cyclical value stocks.

On June 19, 2014, stockholders voted to approve a proposal to change the Fund's investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the euro currency" to seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union," and to make corresponding changes to the Fund's related fundamental investment policy so that it reads that "under normal circumstances at least 80% of the Fund's net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union." As a result of these changes, the Fund's benchmark

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

LETTER TO THE SHAREHOLDERS (continued)

will change from the MSCI EMU Index to the MSCI Europe Index effective July 1, 2014.4 The Fund expects that ordinarily substantially all of its assets will be invested in securities of issuers domiciled in European countries.

Sincerely,

Christian Strenger Chairman	Gerd Kirsten Portfolio Manager	Brian Binder President and Chief Executive Officer

The views expressed in the preceding discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as recommendations. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1  The MSCI EMU Index is an unmanaged capitalization-weighted index that comprises approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the MSCI EMU Index does not reflect any fees or expenses. It is not possible to invest directly in the MSCI EMU Index.

2  The Eurozone refers to a currency union among the 17 members of the European Union states that have adopted the euro as their sole currency.

3  Gross domestic product (GDP) is the monetary value of goods and services produced within a country's borders in a specific time frame.

4  The MSCI Europe Index tracks the performance of 16 developed markets in Europe. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates. Index returns assume reinvested dividends and the MSCI Europe Index does not reflect any fees or expenses. It is not possible to invest directly in the MSCI Europe index.

For additional information about the Fund including performance, dividends, presentations, press releases,

market updates, daily NAV and shareholder reports, please visit deutschefunds.com

PERFORMANCE SUMMARY AS OF JUNE 30, 2014 (unaudited)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit deutschefunds.com for the European Equity Fund's (the "Fund") most recent performance.

TOTAL RETURNS:
	For the six months ended June 30,	For the years ended December 31,
	2014(b)	2013	2012	2011	2010	2009
Net Asset Value(a)	4.00%	25.03%	21.17%	(17.52)%	1.99%	33.76%
Market Value(a)	2.00%	27.17%	23.44%	(21.56)%	8.32%	36.84%
MSCI EMU Index(c)	4.93%	28.93%	21.17%	(17.64)%	(4.25)%	31.41%

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period. Expenses of the Fund include investment advisory and administration fees and other fund expenses. Total returns shown take into account these fees and expenses. The annualized expense ratio of the Fund for the six months ended June 30, 2014 was 1.54%
(b)  Total returns shown for the six-month period are not annualized.
(c)  The MSCI EMU Index is an unmanaged, capitalization-weighted index that is comprised of approximately 300 stocks of companies domiciled in the countries utilizing the euro currency. MSCI indices are calculated using closing local market prices and translate into U.S. dollars using the London close foreign exchange rates.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in the MSCI EMU Index.

Investments in funds involve risks, including the loss of principal.

This Fund is diversified and primarily focuses its investments in equity securities of issuers domiciled in European countries that utilize the euro currency, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly.

The shares of most closed-end funds, including the Fund, are not continuously offered. Once issued, shares of closed-end funds are bought and sold in the open market. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The Fund elected to be subject to the statutory calculation, notification and publication requirements of the German Investment Tax Act (Investmentsteuergesetz) (the "Act") for the fiscal year ended December 31, 2013 and intends to elect to be subject to the Act for the fiscal year ending December 31, 2014. This election allows investors based in Germany to invest in the Fund without adverse tax consequences.

FUND FACTS AND DIVIDEND AND CAP GAIN DISTRIBUTIONS AS OF JUNE 30, 2014 (unaudited)

FUND FACTS:

Net Assets	$94,810,190
Shares Outstanding	9,426,189
Net Asset Value (NAV) Per Share	$10.06

OTHER INFORMATION:

NYSE Ticker Symbol	EEA
NASDAQ Symbol	XEEAX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annualized Expense Ratio (6/30/14)	1.54%

Fund statistics and expense ratio are subject to change.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gain	LT Capital Gain	Total Distribution
05/19/14	06/20/14	$0.1105	$0.0000	$0.0000	$0.1105
12/31/12	01/28/13*	$0.1520	$0.0000	$0.0000	$0.1520
05/21/12	06/22/12	$0.1350	$0.0000	$0.0000	$0.1350
05/19/11	05/31/11	$0.0080	$0.0000	$0.0000	$0.0080
12/31/10	01/28/11*	$0.0450	$0.0000	$0.0000	$0.0450
04/30/10	05/10/10	$0.0103	$0.0000	$0.0000	$0.0103
12/31/09	01/28/10*	$0.0996	$0.0000	$0.0000	$0.0996
05/11/09	06/05/09	$0.2340	$0.0000	$0.0000	$0.2340
05/06/08	05/15/08	$0.0000	$0.1235	$0.4030	$0.5265
12/21/07	12/31/07	$0.0000	$0.0000	$1.0000	$1.0000
05/03/07	05/15/07	$0.2500	$0.0000	$0.0000	$0.2500
12/21/06	12/28/06	$0.2900	$0.0000	$0.0000	$0.2900
05/05/06	05/15/06	$0.0900	$0.0000	$0.0000	$0.0900
12/22/05	12/30/05	$0.0600	$0.0000	$0.0000	$0.0600
12/22/04	12/31/04	$0.0250	$0.0000	$0.0000	$0.0250
05/06/04	05/14/04	$0.0390	$0.0000	$0.0000	$0.0390
11/19/02	11/29/02	$0.0100	$0.0000	$0.0000	$0.0100
11/19/01	11/29/01	$0.0600	$0.0000	$0.0000	$0.0600
09/03/01	09/17/01	$0.0000	$0.0000	$0.0200	$0.0200

Distributions are historical, will fluctuate and are not guaranteed. Distributions do not include return of capital or other non-income sources.

*  Although this distribution was payable in January, it may have been taxable in the prior year.

SECTOR DIVERSIFICATION AS OF JUNE 30, 2014 (As a % of Equity Securities) (unaudited)

10 LARGEST EQUITY HOLDINGS AS OF JUNE 30, 2014 (28.9%, as a % of Net Assets) (unaudited)

1.	Red Electrica (Spain)	3.7%
2.	Smith & Nephew (United Kingdom)	3.0%
3.	Sampo (Finland)	3.0%
4.	Babcock International Group (United Kingdom)	2.9%
5.	Next (United Kingdom)	2.8%
6.	Deutsche Telekom (Germany)	2.8%
7.	BASF (Germany)	2.7%
8.	Henkel & Co. (Germany)	2.7%
9.	Reed Elsevier NV (Netherlands)	2.7%
10.	Krones (Germany)	2.6%
Sector Diversification and 10 Largest Equity Holdings are subject to change and not indicative of future portfolio composition.

For more complete details about the Fund's Schedule of Investments, see page 8.

Following the Fund's fiscal first and third quarter-ends, a complete portfolio holdings listing is filed with the Securities and Exchange Commission ("SEC") on Form N-Q. This form is available on the SEC's web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A complete list of the Fund's portfolio holdings as of the month end is posted on deutschefunds.com on or after the last day of the following month. More frequent postings of portfolio holdings information may be made from time to time at deutschefunds.com.

INTERVIEW WITH PORTFOLIO MANAGER — GERD KIRSTEN

Question: While the Fund outperformed its benchmark nicely in the first quarter of the year, all the gains were given back in the second quarter. What were the main reasons for this?

Answer: After a good start to the year, having outperformed its benchmark through March 31st, the portfolio underperformed its MSCI EMU Index benchmark by over 2% in April. However, for the second quarter, portfolio return was almost flat while the market moved further ahead, which is not unusual for a defensive strategy. The lack of any absolute performance was about one-third due to sector allocation (underweight in energy -0.3%, put options -0.3%) and two-thirds due to stock selection. A number of previously good-performing structural growth stocks fell in absolute terms (including United Internet, Zodiac Aerospace, Indra, Airbus and RTL), while there were only two large gainers, the previously underperforming Talanx and Henkel AG & Co. Finally, a number of defensive mega-caps contained in the benchmark but not owned by the portfolio rallied after a period of underperformance. Those holdings were in the oil, pharmaceutical and food industries, predominantly outside the Eurozone). The recent change of the Fund's fundamental investment policy providing that in normal circumstances 80% of the Fund's assets will be invested in equity or equity-related services of issuers in European Union countries (formerly Eurozone countries) will allow for more flexibility going forward.1

Question: Your "Stability Strategy" under which the Fund is managed uses the "Style Cycle Model" to determine the investment phase. How do you arrive at the current assessment of "Slowdown" and how does it impact the portfolio?

Answer: The Style Cycle Model (Bank of America Merrill Lynch) divides a complete economic cycle into four phases: boom, slowdown, recession and recovery. The slowdown phase is characterized by continued positive economic growth while displaying a deceleration in growth rates, which is what we are currently observing. During this slowdown phase, the model recommends overweighting growth over value stocks. The investment focus should be on high-quality stocks displaying rising momentum, either in price or earnings or both. In terms of sector shifts, the bottom-up motivated portfolio changes undertaken caused an increase in consumer staples and a decrease in financials. Within consumer discretionary, the changes led to a less cyclical, more defensive profile.

Question: What changes were undertaken within the consumer segment of the portfolio to make the Fund more defensive?

Answer: In a move to give the portfolio a more defensive tilt, we removed the French automaker Renault. The stock worked well as a recovery play on Europe, but we now feel that much of the good news has been priced into the stock. Given the high beta risk of this stock, we preferred to switch into something with lower risk, such as beverages.2 We added Belgium's Anheuser-Busch InBev, the world's largest brewer, which offers a balanced geographical profile with exposure to both developed and emerging markets. While the developed European and U.S. markets are stable, beer consumption in emerging markets is consistently increasing as growing incomes allow for the replacement of cheap local liquors. We also removed Adidas, the sports clothing manufacturer, as recent quarterly earnings reports were uninspiring and pointed towards increasing competitive pressures. Our fears were fully confirmed by the company's recent profit warning, which sent the stock down 15% in one day. We also added Luxottica Group, a company displaying a strong position in the global eyewear market, an industry in secular growth due to the aging population and increased understanding of the health benefits of sunglasses.

1  The European Union is an organization of European nations which was established in 1993 with the purpose of seeking closer economic and political union. Participating European Union members established an agreement known as The European Monetary Union (a currency union within the Eurozone) which identified the protocols for pooling currency reserves and the introduction of a common currency.

2  Beta measures a security's sensitivity to the movements of the Fund's benchmark or the market as a whole. A beta of greater than one indicates more volatility than the benchmark or market, while a beta of less than one indicates less volatility.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited)

Shares	Description	Value(a)
INVESTMENTS IN GERMANY – 28.1%
	COMMON STOCKS – 25.4%
	AUTOMOBILES – 2.6%
26,000	Daimler	$2,434,630
	CHEMICALS – 4.9%
22,000	BASF	2,560,934
10,000	Linde	2,126,057
		4,686,991
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.8%
150,000	Deutsche Telekom	2,628,480
	INSURANCE – 2.4%
66,000	Talanx	2,313,062
	INTERNET SOFTWARE & SERVICES – 2.2%
48,000	United Internet	2,114,284
	IT SERVICES – 2.0%
43,000	Wirecard	1,856,076
	MACHINERY – 2.6%
25,000	Krones	2,477,548
	MEDIA – 2.6%
40,000	Axel Springer	2,461,462
	SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 2.4%
180,000	Infineon Technologies	2,249,568
	TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 0.9%
15,000	Wincor Nixdorf	855,385
	Total Common Stocks (cost $19,693,951)	24,077,486
	PREFERRED STOCKS – 2.7%
	HOUSEHOLD PRODUCTS – 2.7%
22,000	Henkel & Co. (cost $1,620,131)	2,542,863
	Total Investments in Germany (cost $21,314,082)	26,620,349
Shares	Description	Value(a)
INVESTMENTS IN SPAIN – 14.6%
	ELECTRIC UTILITES – 3.7%
38,000	Red Electrica†	$3,475,069
	INSURANCE – 4.3%
52,000	Grupo Catalana Occidente	1,887,194
540,000	Mapfre	2,151,986
		4,039,180
	IT SERVICES – 4.0%
50,000	Amadeus IT Holding	2,061,714
100,000	Indra Sistemas†	1,786,545
		3,848,259
	SPECIALTY RETAIL – 2.6%
16,000	Inditex	2,462,010
	Total Investments in Spain (cost $10,583,653)	13,824,518
INVESTMENTS IN UNITED KINGDOM – 13.5%
	COMMERCIAL SERVICES & SUPPLIES – 2.9%
138,461	Babcock International Group	2,751,409
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.4%
160,000	Jazztel*	2,278,016
	HEALTH CARE EQUIPMENT & SUPPLIES – 3.0%
160,000	Smith & Nephew	2,842,870
	HOUSEHOLD PRODUCTS – 2.4%
26,000	Reckitt Benckiser Group	2,267,593
	MULTILINE RETAIL – 2.8%
24,000	Next	2,657,495
	Total Investments in United Kingdom (cost $10,453,534)	12,797,383
INVESTMENTS IN NETHERLANDS – 12.2%
	AEROSPACE & DEFENSE – 2.0%
28,000	Airbus Group NV	1,875,968
	CHEMICALS – 1.4%
18,000	Koninklijke DSM	1,310,708

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN NETHERLANDS – 12.2% (continued)
	CONSTRUCTION & ENGINEERING – 2.3%
64,000	Arcadis NV	$2,205,295
	DIVERSIFIED FINANCIAL SERVICES – 1.8%
120,000	ING Groep*	1,685,513
	FOOD PRODUCTS – 2.0%
44,000	Nutreco	1,944,117
	MEDIA – 2.7%
110,000	Reed Elsevier NV	2,522,382
	Total Investments in Netherlands (cost $9,638,093)	11,543,983
INVESTMENTS IN FRANCE – 12.2%
	AEROSPACE & DEFENSE – 2.5%
70,000	Zodiac Aerospace	2,368,918
	COMMERCIAL BANKS – 2.3%
42,000	Societe Generale	2,199,586
	COMMERCIAL SERVICES & SUPPLIES – 2.2%
15,000	Societe BIC	2,051,857
	CONSTRUCTION MATERIALS – 2.5%
28,000	Imerys	2,358,951
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.4%
12,902	Essilor International	1,367,987
	INSURANCE – 1.3%
50,000	AXA	1,194,795
	Total Investments in France (cost $9,499,271)	11,542,094
INVESTMENTS IN SWITZERLAND – 4.3%
	CHEMICALS – 4.3%
5,000	EMS-Chemie Holding	1,995,941
500	Sika	2,044,429
		4,040,370
	Total Investments in Switzerland (cost $3,612,565)	4,040,370
Shares	Description	Value(a)
INVESTMENTS IN FINLAND – 3.0%
	INSURANCE – 3.0%
56,000	Sampo	$2,832,735
	Total Investments in Finland (cost $1,417,010)	2,832,735
INVESTMENTS IN BELGIUM – 2.5%
	BEVERAGES – 2.5%
21,000	Anheuser-Busch inBev NV	2,412,041
	Total Investments in Belgium (cost $2,301,720)	2,412,041
INVESTMENTS IN GREECE – 2.2%
	HOTELS, RESTAURANTS & LEISURE – 2.2%
120,000	OPAP	2,135,640
	Total Investments in Greece (cost $1,551,082)	2,135,640
INVESTMENTS IN LUXEMBOURG – 2.1%
	MEDIA – 2.1%
18,000	RTL Group	2,001,916
	Total Investments in Luxembourg (cost $1,965,355)	2,001,916
INVESTMENTS IN ITALY – 1.9%
	TEXTILES, APPAREL & LUXURY GOODS – 1.9%
32,000	Luxottica Group	1,851,764
	Total Investments in Italy (cost $1,790,958)	1,851,764
INVESTMENTS IN DENMARK – 1.6%
	HEALTH CARE EQUIPMENT & SUPPLIES – 1.6%
17,000	Coloplast	1,536,998
	Total Investments in Denmark (cost $1,323,272)	1,536,998

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited) (continued)

Shares	Description	Value(a)
INVESTMENTS IN POLAND – 1.6%
	COMMERCIAL BANKS – 1.6%
120,000	Powszechna Kasa Oszczednosci Bank Polski	$1,489,039
	Total Investments in Poland (cost $1,650,114)	1,489,039
	Total Investments in Common and Preferred Stocks – 99.8% (cost $77,100,709)	94,628,830
SECURITIES LENDING COLLATERAL – 3.2%
3,023,898	Daily Assets Fund Institutional, 0.08% (cost $3,023,898)(b)(c)	3,023,898
	Total Investments – 103.0% (cost $80,124,607)**	97,652,728
	Other Assets and Liabilities, Net – (3.0%)	(2,842,538)
	NET ASSETS – 100.0%	$94,810,190
*  Non-income producing security.
**  The cost for federal income tax purposes was $80,125,551. At June 30, 2014, net unrealized appreciation for all securities based on tax cost was $17,527,177. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,249,692 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $722,515.
†  All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at June 30, 2014 amounted to $2,889,106, which is 3.0% of net assets.
(a)  Value stated in U.S. dollars.
(b)  Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)  Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
For purposes of its industry concentration policy, the Fund classifies issuers of portfolio securities at the industry sub-group level. Certain of the categories in the above Schedule of Investments consist of multiple industry sub-groups or industries.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS — JUNE 30, 2014 (unaudited) (continued)

Fair Value Measurements
Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in these securities.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments(1)
Germany	$26,620,349	$—	$—	$26,620,349
Spain	13,824,518	—	—	13,824,518
United Kingdom	12,797,383	—	—	12,797,383
Netherlands	11,543,983	—	—	11,543,983
France	11,542,094	—	—	11,542,094
Switzerland	4,040,370	—	—	4,040,370
Finland	2,832,735	—	—	2,832,735
Belgium	2,412,041	—	—	2,412,041
Greece	2,135,640	—	—	2,135,640
Luxembourg	2,001,916	—	—	2,001,916
Italy	1,851,764	—	—	1,851,764
Denmark	1,536,998	—	—	1,536,998
Poland	1,489,039	—	—	1,489,039
Short-Term Instruments	3,023,898	—	—	3,023,898
Total	$97,652,728	$—	$—	$97,652,728

There have been no transfers between fair value measurement levels during the period ended June 30, 2014.

(1) See Schedule of Investments for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

JUNE 30, 2014 (unaudited)

ASSETS
Investments in non-affiliated securities, at value (cost $77,100,709) — including $2,889,106 of securities loaned	$94,628,830
Investment in Daily Assets Fund Institutional (cost $3,023,898)*	3,023,898
Total Investments, at value (cost $80,124,607)	97,652,728
Foreign currency, at value (cost $314,507)	317,234
Dividends receivable	1,298
Foreign taxes recoverable	145,150
Interest receivable	4,269
Other assets	16,555
Total assets	98,137,234
LIABILITIES
Cash overdraft	2,961
Payable upon return of securities loaned	3,023,898
Payable for Directors' fees and expenses	42,201
Payable for fund shares repurchased	36,880
Investment advisory fee payable	61,114
Administration fee payable	16,248
Accrued expenses and other liabilities	143,742
Total liabilities	3,327,044
NET ASSETS	$94,810,190
Net assets consist of:
Paid-in capital, $0.001 par (Authorized 80,000,000 shares)	$104,525,721
Undistributed net investment income	995,690
Accumulated net realized loss on investments and foreign currency	(28,244,335)
Net unrealized appreciation (depreciation) on:
Investments	17,528,121
Foreign currency	4,993
Net assets	$94,810,190
Net assets value per share ($94,810,190 ÷ 9,426,189 shares of common stock issued and outstanding)	$10.06

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF OPERATIONS (unaudited)

For the six months ended June 30, 2014
NET INVESTMENT INCOME
Income:
Dividends (net of foreign withholding taxes of $248,730)	$1,692,794
Interest	2,230
Income distributions — Central Cash Management Fund	215
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	84,732
Total investment income	1,779,971
Expenses:
Investment advisory fee	355,731
Administration fee	94,553
Custodian fee	27,398
Services to shareholders	11,344
Reports to shareholders	40,742
Directors' fees and expenses	82,664
Professional fees	82,400
NYSE listing fee	11,771
Insurance	3,077
Miscellaneous	16,696
Net expenses	726,376
Net investment income	1,053,595
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	5,942,247
Foreign currency	(11,751)
Net realized gain (loss)	5,930,496
Change in net unrealized appreciation (depreciation) on:
Investments	(3,536,902)
Foreign currency	(1,289)
Change in net unrealized appreciation (depreciation)	(3,538,191)
Net gain (loss)	2,392,305
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,445,900

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the six months ended June 30, 2014 (unaudited)	For the year ended December 31, 2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,053,595	$957,492
Net realized gain	5,930,496	7,252,563
Change in net unrealized appreciation (depreciation)	(3,538,191)	10,676,890
Net increase in net assets resulting from operations	3,445,900	18,886,945
Distributions to shareholders from:
Net investment income	(1,051,114)	—
Capital share transactions:
Net proceeds from reinvestment of dividends (33,043 and 77,880 shares, respectively)	302,017	588,772
Shares repurchased (259,464 and 319,635 shares, respectively)	(2,354,781)	(2,518,853)
Net decrease in net assets from capital share transactions	(2,052,764)	(1,930,081)
Total increase in net assets	342,022	16,956,864
NET ASSETS
Beginning of period	94,468,168	77,511,304
End of period (including undistributed net investment income of $995,690 and $993,209, as of June 30, 2014 and December 31, 2013, respectively)	$94,810,190	$94,468,168

The accompanying notes are an integral part of the financial statements.

THE EUROPEAN EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the six months ended June 30,		For the years ended December 31,
	2014 (unaudited)		2013	2012		2011		2010	2009
Per share operating performance:
Net asset value:
Beginning of period	$9.79		$7.83	$6.74		$8.18		$8.08	$6.38
Net investment income(a)	.11		.10	.12		.11		.07	.11
Net realized and unrealized gains (loss) on investments and foreign currency	.24		1.84	1.23		(1.57)		.06	1.92
Increase (decrease) from investment operations	.35		1.94	1.35		(1.46)		.13	2.03
Distributions from net investment income	(.11)		—	(.29)		(.01)		(.06)	(.33)
Accretion resulting from tender offer	—		—	.01		.01		—	—
Dilution in net asset value from dividend reinvestment	(.00	)(d)	(.01)	(.00	)(d)	—		(.01)	(.02)
Increase resulting from share repurchases	.03		.03	.02		.02		.04	.02
Net asset value:
End of period	$10.06		$9.79	$7.83		$6.74		$8.18	$8.08
Market value:
End of period	$9.01		$8.94	$7.03		$5.94		$7.58	$7.05
Total investment return for the period:(b)
Based upon market value	2.00	%***	27.17%	23.44%		(21.56)%		8.32%	36.84%
Based upon net asset value	4.00	%***	25.03%	21.17%		(17.52	)%(c)	1.99%*	33.76%*
Ratio to average net assets:
Ratio of expenses before expense reductions	1.54	%**	1.61%	1.79%		1.60%		1.63%	1.69%
Ratio of expenses after expense reductions	1.54	%**	1.61%	1.79%		1.60%		1.41%	1.55%
Ratio of net investment income	1.10	%****	1.14%	1.59%		1.42%		1.00%	1.59%
Portfolio turnover	34	%***	77%	87%		73%		67%	77%
Net assets at end of period (000's omitted)	$94,810		$94,468	$77,511		$72,021		$94,080	$97,377
(a) Based on average shares outstanding during the period.
(b) Total investment return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market value reflects changes in the market value during each period. Each figure includes reinvestments of dividend and capital gain distributions, if any. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(c) Includes a reimbursement from the Advisor for losses on investment guidelines. Excluding this reimbursement, total return would have been 0.37% lower.
(d) Amount is less than $.005 per share.
  *  Total return would have been lower had certain expenses not been reduced.
  **  Annualized.
  ***  Not Annualized.
  ****  Not Annualized. The ratio for the six months ended June 30, 2014 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited)

NOTE 1. ACCOUNTING POLICIES

The European Equity Fund, Inc. (the "Fund") was incorporated in Delaware on April 8, 1986 as a diversified, closed-end management investment company. Investment operations commenced on July 23, 1986. The Fund reincorporated in Maryland on August 29, 1990 and, on October 16, 1996, the Fund changed from a diversified to a non-diversified company. The Fund became a diversified fund on October 31, 2008.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: The Fund calculates its net asset value ("NAV") per share for publication at 11:30 a.m., New York time.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade prior to the time of valuation. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their NAV each business day and are categorized as Level 1.

Purchased options are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and, with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of the fair value measurements is included in a table following the Fund's Schedule of Investments.

Securities Transactions and Investment Income: Investment transactions are accounted for on a trade date plus one basis for daily NAV calculation. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) for investments.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

Securities Lending: Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.12% annualized effective rate as of June 30, 2014) on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of the six months ended June 30, 2014, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars ("USD").

Assets and liabilities denominated in foreign currency are translated into United States dollars at the 11:00 a.m.

midpoint of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

At June 30, 2014, the exchange rate was EUR €1.00 to USD $1.37.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At December 31, 2013, the Fund had a net tax basis capital loss carryforward of approximately $34,174,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2017 (the expiration date), whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2013 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examinations by the Internal Revenue Service.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. The timing and character of certain income and capital gain distributions are determined annually in accordance with United States federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the NAV of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Options: An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from

(call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the six months ended June 30, 2014, the Fund entered into options for hedging purposes.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open option contracts as of June 30, 2014. For the six months ended June 30, 2014, the investment in purchased option contracts had a total value indicative of a range from $0 to approximately $762,000.

The following table summarizes the amount of realized gains on derivative instruments recognized in the Fund's earnings during the six months ended June 30, 2014, and the related location in the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options
Equity Contracts(a)	$(7,562)

The above derivative is located in the following Statement of Operations account:
(a)	Net realized gain (loss) from investments (includes purchased options)

 THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

The Fund is party to an Investment Advisory Agreement with Deutsche Asset & Wealth Management International GmbH ("DeAWMI"). The Fund also has an Administration Agreement with Deutsche Investment Management Americas Inc. ("DIMA"). DeAWMI and DIMA are affiliated companies.

Under the Investment Advisory Agreement with DeAWMI, DeAWMI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. DeAWMI determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

The Investment Advisory Agreement provides DeAWMI with a fee, computed weekly and payable monthly, at the annual rate of 0.80% of the Fund's average weekly net assets up to and including $50 million, 0.70% of such assets in excess of $50 million and up to and including $100 million, and 0.60% of such assets in excess of $100 million.

Accordingly, for the six months ended June 30, 2014, the fee pursuant to the Investment Advisory Agreement was equivalent to an annualized effective rate of 0.75% of the Fund's average daily net assets.

Under the Administration Agreement with DIMA, DIMA provides all of the non-investment advisory services to the Fund. The Administration Agreement provides DIMA with a fee, computed weekly and payable monthly, of 0.20% of the Fund's average weekly net assets.

NOTE 3. TRANSACTIONS WITH AFFILIATES

DeAWM Service Company ("DSC"), an affiliate of DIMA, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent and dividend-paying agent paying functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended

June 30, 2014, the amount charged to the Fund by DSC aggregated $11,344, of which $1,349 is unpaid.

Deutsche Bank AG, the German parent of DIMA and DeAWMI, and its affiliates may receive brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund, that the Board determined were effected in compliance with the Fund's Rule 17e-1 procedures. For the six months ended June 30, 2014, Deutsche Bank did not receive brokerage commissions.

Certain Officers of the Fund are also officers of DIMA or DeAWMI.

The Fund pays each Director who is not an "interested person" of DIMA or DeAWMI retainer fees plus specified amounts for attended board and committee meetings.

The Fund may invest cash balances in Central Cash Management Fund, which is managed by DIMA. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay DIMA an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2014 were $32,174,963 and $33,692,148, respectively.

NOTE 5. CAPITAL

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund purchased 259,464 and 319,635 of its shares of common stock on the open market at a total cost of $2,354,781 and $2,518,853 ($9.08 and $7.88 average per share), respectively. The weighted average discount of these purchased shares comparing the purchased price to the NAV at the time of purchase was 9.64% and 9.28%, respectively.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund issued for dividend reinvestment 33,043 and 77,880 shares, respectively. The average discount of these issued shares comparing the issue price to the NAV at the time of issuance was 9.95% and 9.57%, respectively.

NOTE 6. SHARE REPURCHASES AND TENDER OFFERS

On July 18, 2012, the Fund announced that the Board of Directors approved the extension of the then current repurchase program permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2012 through July 31, 2013. The Fund repurchased 303,395 shares between August 1, 2012 and July 31, 2013. On July 26, 2013, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase 550,000 shares during the period from August 1, 2013 through July 31, 2014. The Fund repurchased 432,837 shares between August 1, 2013 and June 30, 2014. On July 28, 2014, the Fund announced that the Board of Directors approved an extension of the current repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015.

Repurchases will be made from time to time when they are believed to be in the best interests of the Fund. There can be no assurance that the Fund's repurchases or Discount Management Program will reduce the spread between the market price of the Fund's shares and its NAV per share.

Monthly updates concerning the Fund's repurchase program are available on its web site at deutschefunds.com.

On January 31, 2012, the Fund announced that the Board of Directors approved a new Discount Management Program (the "New Program") on the same terms as the Fund's then current program. Pursuant to the New Program, the Fund's Board of Directors approved a new series of up to four consecutive semi-annual tender offers, each for up to 5% of the Fund's outstanding shares at a price equal to 98% of NAV per share. The Fund will conduct a tender offer if its shares trade at an average discount to NAV of more than 10% dur-

ing the twelve-week measurement period. The first measurement period commenced on September 10, 2012 and expired on November 30, 2012, the second measurement period commenced on March 25, 2013 and expired on June 14, 2013, the third measurement period commenced on September 16, 2013 and expired on December 6, 2013, and the fourth measurement period commenced on April 7, 2014 and expired on June 27, 2014. During these measurement periods, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

Also on July 28, 2014, the Fund announced that the Board of Directors adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund's shares outstanding at 98% of NAV. The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Board of Directors. A press release will be issued after the end of the Fund's measurement period detailing the measurement period dates and results.

NOTE 7. CONCENTRATION OF OWNERSHIP

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At June 30, 2014, there were three shareholders that held approximately 13%, 8%, and 8%, respectively, of the outstanding shares of the Fund.

NOTE 8. VOLUNTARY CASH PURCHASE AND DIVIDEND REINVESTMENT PLAN

At a meeting in May, the Board of Directors approved the appointment of DST Systems, Inc. as plan agent under the Fund's Voluntary Cash Purchase and Dividend Reinvestment Plan. On the effective date (currently expected to be in the fourth quarter of 2014), DST Systems, Inc. will replace Computershare Inc. as Plan Agent.

THE EUROPEAN EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS — JUNE 30, 2014 (unaudited) (continued)

NOTE 9. CHANGE IN INVESTMENT OBJECTIVE AND CHANGE IN BENCHMARK OF THE FUND

At the Annual Meeting of Stockholders held on June 19, 2014, stockholders voted to approve a proposal to change the Fund's fundamental investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the euro currency" to seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union" and to make corresponding changes to the Fund's related fundamental investment policy so that it reads that "under normal circumstances at least 80% of the Fund's net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union." As a result of these changes, the Fund's benchmark will change from the MSCI EMU Index to the MSCI Europe Index effective July 1, 2014. The Fund expects that ordinarily substantially all of its assets will be invested in securities of issuers domiciled in European countries.

THE EUROPEAN EQUITY FUND, INC.

REPORT OF ANNUAL MEETING OF STOCKHOLDERS (unaudited)

The Annual Meeting of Stockholders (the "Meeting") of The European Equity Fund, Inc. was held on June 19, 2014. At the close of business on May 12, 2014, the record date for the determination of stockholders entitled to vote at the Meeting, there were issued and outstanding 9,533,084 shares of the Fund's common stock, each share being entitled to one vote, constituting all of the Fund's outstanding voting securities. At the Meeting, the holders of 6,137,850 shares of the Fund's common stock were represented in person or by proxy, constituting a quorum. At the Meeting, the following matters were voted upon by the stockholders. The resulting votes are presented below:

1. To elect three (3) Class III Directors, each to serve for a term of three years and until his successor is elected and qualifies.

	Number of Votes
	For	Withheld
Mr. Richard Karl Goeltz	5,761,609	376,241
Dr. Franz Wilhelm Hopp	5,765,629	372,221
Mr. Christian Strenger	5,086,610	1,051,240

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP, an independent public accounting firm, as independent auditors for the fiscal year ending December 31, 2014.

	Number of Votes
For	Against	Abstain
5,805,777	69,042	263,029

3. To approve a change to the Fund's fundamental investment objective from seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries in Europe that utilize the Euro currency" to seeking "long-term capital appreciation through investment primarily in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union" and to make corresponding changes to the Fund's related fundamental investment policy so that it reads that "under normal circumstances at least 80% of EEA's net assets (plus any assets funded with leverage) will be invested in equity or equity-linked securities of issuers domiciled in countries that are members of the European Union."

	Number of Votes
For	Against	Abstain
4,724,016	286,353	88,195

PROXY VOTING (unaudited)

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our web site — deutschefunds.com or on the SEC's web site — sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 349-4281.

EXECUTIVE OFFICES
345 Park Avenue, New York, NY 10154

ADMINISTRATOR
Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER
Deutsche Asset & Wealth Management International GmbH

CUSTODIAN
Brown Brothers Harriman & Co.

TRANSFER AGENT
DeAWM Service Company

LEGAL COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER
Chairman and Director

DR. WILHELM BENDER
Director

DETLEF BIERBAUM
Director

RICHARD R. BURT
Director

RICHARD KARL GOELTZ
Director

DR. FRANZ WILHELM HOPP
Director

DR. FRIEDBERT MALT
Director

ROBERT H. WADSWORTH
Director

JOACHIM WAGNER
Director

BRIAN BINDER
President and Chief Executive Office

PAUL H. SCHUBERT
Chief Financial Officer and Treasurer

MELNDA MORROW
Vice President

CAROLINE PEARSON
Chief Legal Officer

DONNA WHITE*
Chief Compliance Officer

WAYNE SALIT**
Anti-Money Laundering Compliance Officer

JOHN MILLETTE
Secretary

HEPSEN UZCAN
Assistant Secretary

*  Effective May 2, 2014, Donna White replaced Alexis Kuchinsky as Chief Compliance Officer.
**  Effective June 16, 2014, Wayne Salit replaced John Caruso as Anti-Money Laundering Compliance Officer.

R-028303-3
VOLUNTARY CASH PURCHASE PROGRAM

AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan allows current shareholders who are not already participants in the Plan and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the transfer agent:

DeAWM Service Company

210 W 10th Street 6th Floor

Attn: Closed-End Fund Area

Kansas City, MO 64105

Tel.: 1-800-349-4281 (in the U.S.) or

00-800-2287-2750 (outside of the U.S.)

This report is available to the shareholders of The European Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders and the interview with the portfolio management team in this report are derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the MSCI EMU Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-349-4281 (in the U.S.) or 00-800-2287-2750 (outside of the U.S.).

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
January 1 through January 31	12,560	$8.99	12,560	364,067
February 1 through February 28	500	$9.15	500	363,567
March 1 through March 31	54,194	$9.07	54,194	309,373
April 1 through April 30	40,485	$9.09	40,485	268,888
May 1 through May 31	72,690	$9.04	72,690	196,198
June 1 through June 30	79,035	$9.12	79,035	117,163
Total	259,464	$9.08	259,464

On January 31, 2012, the Fund announced that its Board of Directors has authorized a new series of up to four consecutive, semi-annual tender offers each up to 5% of the Fund's outstanding shares at a price equal to 98% of net asset value. The Fund will conduct a tender offer if its shares trade at an average discount to net asset value of more than 10% during the applicable twelve-week measurement period. On July 18, 2012, the Fund announced the first measurement period under this plan will commence on September 10, 2012 and expire on November 30, 2012. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On January 28, 2013, the Fund announced that the next measurement period will commence on March 25, 2013 and expire on June 14, 2013. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer. On July 26, 2013, the Fund announced that the next measurement period will commence on September 16, 2013 and will expire on December 6, 2013. During this measurement period, the Fund's shares traded at a discount to NAV of less than 10%. Therefore the Fund was not required to conduct a tender. On January 27, 2014, the Fund announced that the next measurement period will commence on April 7, 2014 and expire on June 27, 2014. During this measurement period, the Fund's shares traded at an average discount to NAV of less than 10%. Therefore, the Fund was not required to conduct a tender offer.

On July 26, 2013, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 550,000 shares during the period from August 1, 2013 through July 31, 2014. Under this plan, the Fund repurchased 432,837 shares in open market transactions between August 1, 2013 through June 30, 2014.

On July 28, 2014, the Fund announced that the Board of Directors approved the extension of the current repurchase authorization permitting the Fund to repurchase up to 950,000 shares during the period from August 1, 2014 through July 31, 2015.

In addition, on July 28, 2014 the Fund announced that its Board adopted a new Discount Management Program whereby the Fund will initiate one contingent tender offer during the period from August 1, 2014 through July 31, 2015 for 5% of the Fund’s shares outstanding at 98% of net asset value (“NAV”). The terms of the Discount Management Program require the Fund to conduct a tender offer if its shares trade at an average discount to NAV of more than 10% during a fifteen-week measurement period that has been determined by the Fund’s Board of Directors.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which stockholders may recommend nominees to the Fund’s Board.  The Nominating and Governance Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund's Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating and Governance Committee Charter and this proxy statement. The Nominating and Governance Committee's Charter requires that a stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund's common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund's By-laws.  Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. Such notice shall include the specific information required by the Fund's By-laws. The Nominating and Governance Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The European Equity Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	August 26, 2014

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	August 26, 2014